SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

 WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois   1-604   36-1924025
(State or other  (Commission File  (IRS Employer
jurisdiction of  Number)   Identification
incorporation)      Number)

200 Wilmot Road, Deerfield, Illinois    60015
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (847) 940-2500

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Walgreen Co. (the "Company") furnished to the Securities and Exchange Commission on September 26, 2006, in order to update the Company's Consolidated Condensed Statements of Cash Flows, as previously disclosed in Exhibit 99.1 to that Current Report on Form 8-K.

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 25, 2006, Walgreen Co. issued a press release announcing financial results for the quarter and fiscal year ended August 31, 2006. A copy of this press release was attached hereto as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 26, 2006.  The Company is providing the following revised Consolidated Condensed Statements of Cash Flows reflecting immaterial modifications in the classification of certain amounts subsequent to September 25, 2006.

WALGREEN CO. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(Dollars in Millions)

	Twelve Months Ended
	August 31,	August 31,
	2006	2005

Cash flows from operating activities:
Net earnings	$ 1,750.6	$ 1,559.5
Adjustments to reconcile net earnings to net cash provided by operating activities -
Depreciation and amortization	572.2	482.1
Deferred income taxes	(104.0)	(70.8)
Stock compensation expense	102.5	-
Income tax savings from employee stock plans	8.1	33.9
Other	67.3	74.5
Changes in operating assets and liabilities
Inventories	(375.7)	(854.0)
Trade accounts payable	875.6	276.7
Accounts receivable, net	(618.5)	(224.9)
Accrued expenses and other liabilities	197.2	97.8
Income taxes	(68.4)	5.0
Other	32.7	(8.6)
Net cash provided by operating activities	2,439.6	1,371.2

Cash flows from investing activities:
Purchases of short term investments-available for sale	(12,282.4)	(10,742.0)
Proceeds from sale of short term investments-available for sale	12,388.4	11,519.9
Additions to property and equipment	(1,337.8)	(1,237.5)
Disposition of property and equipment	23.0	15.5
Net proceeds from corporate-owned life insurance policies	10.7	10.1
Business acquisitions, net of cash received	(485.4)	-
Net cash used for investing activities	(1,683.5)	(434.0)

Cash flows from financing activities:
Stock purchases	(668.8)	(781.8)
Proceeds related to employee stock plans	319.1	177.5
Cash dividends paid	(262.9)	(214.5)
Bank overdrafts	213.9	-
Other	(14.3)	14.4
Net cash used for financing activities	(413.0)	(804.4)

Changes in cash and cash equivalents:
Net increase in cash and cash equivalents	343.1	132.8
Cash and cash equivalents at beginning of year	576.8	444.0
Cash and cash equivalents at end of year	$ 919.9	$ 576.8

In addition to the issuance of a press release, Walgreen Co. also conducted a webcast regarding results for the quarter and fiscal year ended August 31, 2006. A transcript of this webcast was attached hereto as Exhibit 99.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 26, 2006.

This information, including exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) The following exhibits were furnished as part of the Form 8-K filed with the Securities and Exchange Commission on September 26, 2006:

Exhibit
Number   Description

Exhibit 99.1     Press Release issued by Walgreen Co., dated September 25, 2006, announcing results for the quarter and fiscal year ended August 31, 2006 (previously filed).

Exhibit 99.2     Transcript of Walgreen Co.'s September 25, 2006 Webcast regarding results for the quarter and fiscal year ended
           August 31, 2006 (previously filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: October 18, 2006	By:	/s/ William M. Rudolphsen
Senior Vice President and Chief Financial Officer (Principal Financial Officer)